UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 27, 2005

                           SOUTHWEST COMMUNITY BANCORP
             Incorporated Under the Laws of the State of California


     000-50545                                           30-0136231
Commission File Number                      I.R.S Employer Identification Number

                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(c) (1) Effective October 27, 2005, the Board of Directors of Southwest Community Bank ("Bank"), the principal operating subsidiary of Southwest Community Bancorp, appointed Roy D. Lewis as Executive Vice President and Chief Credit Officer of the Bank.

     Diane Sitar, who previously served as Chief Credit Officer, will continue with the Bank as Senior Vice President - Credit Administration responsible for credit risk management, loan processing and loan servicing.

     (2) Mr. Lewis, 59, previously was President, Chief Executive Officer and Chief Credit Officer of Ramona National Bank from August 2000 to August 2005.

     (3) Not applicable.

..
Item 9.01.  Financial Statements and Exhibits

 (c)  List of Exhibits

         99.1   Press Release of Southwest Community Bancorp dated
                October 27, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     SOUTHWEST COMMUNITY BANCORP

DATE: October 27, 2005                                  /s/ Frank J. Mercardante
                                                By:_____________________________
                                                            Frank J. Mercardante
                                                                   President and
                                                         Chief Executive Officer